                                                                       EXHIBIT 4
TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED
             CERTIFICATE WHEN READY FOR DELIVERY

                              [LOGO]                                RITCHIE BROS.
                                                                     AUCTIONEERS

Number                                                                                      Shares
RBA-

                     RITCHIE BROS. AUCTIONEERS INCORPORATED
            INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

                                                               CUSIP 767744 10 5
THIS CERTIFICATE IS TRANSFERABLE AT THE OFFICE OF BANK OF MONTREAL TRUST COMPANY
                               IN NEW YORK CITY,
     NEW YORK AND AT THE OFFICE OF THE TRUST COMPANY OF BANK OF MONTREAL IN
                                VANCOUVER, B.C.

  THIS CERTIFIES THAT
                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

  IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE, OF
               RITCHIE BROS. AUCTIONEERS INCORPORATED
TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY
AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY
ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE
ISSUED IN ACCORDANCE WITH AND SHALL BE HELD SUBJECT TO ALL THE
PROVISIONS OF THE ARTICLES OF AMALGAMATION, THE ARTICLES OF
AMENDMENT AND AMENDMENTS THERETO OF THE CORPORATION, TO ALL OF WHICH
THE HOLDER BY THE ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT
VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND
REGISTRAR.

WITNESS, THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE
SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:
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
COUNTERSIGNED AND REGISTERED:
THE TRUST COMPANY OF BANK OF MONTREAL
TRANSFER AGENT AND REGISTRAR
IN THE CITY OF VANCOUVER, B.C.
BY:
AUTHORIZED SIGNATORY
                                                                            PRESIDENT
                                                  [CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
BANK OF MONTREAL TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
IN THE CITY OF NEW YORK, N.Y.
BY:
AUTHORIZED SIGNATORY
                                                                            CHAIRMAN
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

    The shares represented by this certificate are subject to certain rights, privileges, restrictions and conditions. Ritchie Bros. Auctioneers Incorporated will furnish to the shareholder, on demand, and without charge, a full copy of the text of the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM  --   as tenants in common                UNIF GIFT MIN ACT  --   ______________ Custodian __________________
    TEN ENT  --   as tenants by the entireties                                    (Cust.)                   (Minor)
    JT TEN   --   as joint tenants with right of                                Under Uniform Gifts to Minors
                  survivorship and not as tenants                               Act _____________________________________
                  in common                                                                     (State)
                                                      UNIF TRF MIN ACT   --   ______________ Custodian (until age _______ )
                                                                                  (Cust.)
                                                                              __________________  under Uniform Transfers
                                                                                  (Minor)
                                                                              to Minors Act _____________________________
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Common Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________________________________

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
                                                     X _______________________________________________________
                                                     X
                                                       _______________________________________________________

                                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                       WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                                       CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By __________________________________________

THE SIGNATURE MUST BE GUARANTEED BY A BANK OR
BY A TRUST COMPANY OR BY A MEMBER OF A
NORTH AMERICAN STOCK EXCHANGE WHOSE
SIGNATURE IS KNOWN TO THE TRANSFER AGENT.